Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2013
Accrued Expenses and Other Current Liabilities

10. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2012	2013
Other taxes payable	$2,589,631	$1,923,070
Accrued employee payroll and welfare	3,048,385	3,402,678
Other payable	6,387,108	4,910,720
Accrued expenses	1,332,397	2,580,340
Advances from customers	214,133	290,952

	$13,571,654	$13,107,760

Other taxes payable mainly consist of value-added tax payable and sales taxes payable. The Group’s PRC subsidiaries are subject to value-added tax at a rate of 17% on product purchases and sales amount. Value-added tax payable on sales is computed net of value-added tax paid on purchases. The Group’s PRC subsidiaries are also subject to business tax at a rate of 5% on sales related to services rendered.